UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): September 23, 2020

NOBLE CORPORATION plc
(Exact name of registrant as specified in its charter)

England and Wales	001-36211	98-0619597
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

10 Brook Street London, England		W1S 1BG
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (281)
276-6100

NOBLE CORPORATION
(Exact name of Registrant as specified in its charter)

Cayman Islands	001-31306	98-0366361
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

Suite 3D, Landmark Square 64 Earth Close P.O. Box 31327 Georgetown, Grand Cayman, Cayman Islands, BWI		KY-1 1206
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (345)
938-0293

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Shares, Nominal Value $0.01 per Share	NEBLQ*	*

*
On July 31, 2020, the New York Stock Exchange suspended trading in the ordinary shares at the market opening. Since August 4, 2020, the ordinary shares have been quoted on the OTC Pink Open Market under the symbol “NEBLQ.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note
This combined filing on Form
8-K
is separately filed by Noble Corporation plc, a public limited company incorporated under the laws of England and Wales
(“Noble-U.K.”),
and Noble Corporation, a Cayman Islands company (“Noble-Cayman”). Information in this filing relating to Noble-Cayman is filed by
Noble-U.K.
and separately by Noble-Cayman on its own behalf. Noble-Cayman makes no representation as to information relating to
Noble-U.K.
(except as it may relate to Noble-Cayman) or any other affiliate or subsidiary of
Noble-U.K.
This report should be read in its entirety as it pertains to each of
Noble-U.K.
and Noble-Cayman.
Item 1.01 Entry into a Material Definitive Agreement
As previously reported, on July 31, 2020 (the “Petition Date”),
Noble-U.K.
and certain of its subsidiaries, including Noble-Cayman (collectively, the “Debtors” or the “Company”) commenced voluntary cases under chapter 11 of title 11 of the United States Code (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”).
Also as previously reported, on July 31, 2020, the Debtors entered into a Restructuring Support Agreement (together with all exhibits and schedules thereto, the “Restructuring Support Agreement”) with the Consenting Creditors (as defined in the Restructuring Support Agreement).

Also as previously reported, the Paragon Litigation Trust (the “Trust”) brought claims in the United States Bankruptcy Court for the District of Delaware (the “Delaware Court”) in an action styled
Paragon Litigation Trust v. Noble Corporation plc, et al.
, Adv. Proc.
No. 17-51882
(the “Action”), asserting (i) claims against
Noble-U.K.,
Noble Corporation Holdings Ltd, Noble-Cayman, Noble FDR Holdings Limited, Noble Holding (U.S.) LLC and Noble International Finance Company (the “Noble Defendants”) and two other
Noble-U.K.
affiliates for actual and constructive fraudulent transfer, debt recharacterization and unjust enrichment, and (ii) claims against certain current and former directors and/or officers of either
Noble-U.K.
or Paragon Offshore plc (the “D&O Defendants”) for breach of fiduciary duty and aiding and abetting breach of fiduciary duty, all of which are subject to indemnification agreements with
Noble-U.K.
The Noble Defendants and the D&O Defendants deny the allegations asserted against them in the Action.
On September 23, 2020, the Noble Defendants entered into a Settlement Agreement (the “Settlement Agreement”) with the Trust to fully and finally settle the disputes among them in the Action on the terms set forth in the Settlement Agreement and, subject to certain terms and conditions, to allow the Trust’s claims to proceed against the D&O Defendants in the Delaware Court. Approval of the Settlement Agreement by the Bankruptcy Court is a condition to the effectiveness of the Settlement Agreement.
Among other things, the Settlement Agreement provides that the claims asserted by the Trust against each of the Noble Defendants in the Action shall be allowed as a prepetition unsecured claim in the Chapter 11 Cases in the aggregate amount of $85 million, and, on account of that claim, requires the Debtors to either (a) make a $10 million payment to the Trust, if a full settlement and release of (i) all claims brought against all defendants in the Action, including the Noble Defendants and D&O Defendants, (ii) the Noble Defense Cost Claim, and (iii) the Noble Indemnity Claim (each as defined in the Settlement Agreement) (“Global Resolution”) is reached by or before October 1, 2020, or (b) if Global Resolution is not reached by or before October 1, 2020, make an up-front
payment of $7.5 million for a release of only the claims against the Noble Defendants, bring litigation against the insurers with respect to the D&O Defendants’ director and officer’s liability insurance policies and share the proceeds thereof with the Trust on the terms and conditions set forth in the Settlement Agreement. In the event that the Paragon Litigation Trust is paid at least $17.5 million as a result of the settlement or from certain other sources, the Paragon Litigation Trust has (a) agreed to limit its damages claim against the D&O Defendants to equal the aggregate amount of available insurance ($200 million minus certain additional amounts to account for depletion of insurance), and (b) covenanted to satisfy any claim against the D&O Defendants solely from director and officer liability insurance (this clause (b), the “Covenant”). To the extent that the Covenant is determined by a court of competent jurisdiction to prejudice the Noble Defendants’ or D&O Defendants’ rights under their director and officer liability insurance policies, the Covenant shall be null and void ab initio.
The Settlement Agreement further provides that the Settlement Agreement is a compromise settlement that is not in any respect, for any purpose, to be deemed or construed to be an express or implied admission of any liability or wrongdoing in the Action or otherwise.
The above descriptions of the terms of the Settlement Agreement do not purport to be complete and are qualified in their entirety by the full text of the Settlement Agreement, which is attached as an exhibit hereto and incorporated herein by reference. Capitalized terms used but not defined herein have the meaning set forth in the Settlement Agreement.
* * * * *

Cautionary Information Regarding Trading in the Company’s Securities
The Company cautions that trading in
Noble-U.K.’s
securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for
Noble-U.K.’s
securities may bear little or no relationship to the actual recovery, if any, by holders of
Noble-U.K.’s
securities in the Chapter 11 Cases. The Company expects that, other than the possibility of the issuance of very speculative warrants as contemplated by the Restructuring Support Agreement,
Noble-U.K.’s
equity holders will experience a complete loss on their investment, depending on the outcome of the Chapter 11 Cases.
Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form
8-K
includes “forward-looking statements” within the meaning of Section 27A of the US Securities Act of 1933, as amended, and Section 21E of the US Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this report or in the documents incorporated by reference, including those regarding the effect, impact, potential duration and other implications of the Chapter 11 Cases, the global novel strain of coronavirus
(“COVID-19”)
pandemic, and agreements regarding production levels among members of the Organization of Petroleum Exporting Countries and other oil and gas producing nations (“OPEC+”), and any expectations we may have with respect thereto, and those regarding rig demand, the offshore drilling market, oil prices, contract backlog, fleet status, our future financial position, business strategy, impairments, repayment of debt, credit ratings, liquidity, borrowings under our credit facility or other instruments, sources of funds, future capital expenditures, contract commitments, dayrates, contract commencements, extension or renewals, contract tenders, the outcome of the Paragon Offshore litigation (if the Settlement Agreement is not approved by the Bankruptcy Court), or any other dispute, litigation, audit or investigation, plans and objectives of management for future operations, foreign currency requirements, results of joint ventures, indemnity and other contract claims, reactivation, refurbishment, conversion and upgrade of rigs, industry conditions, access to financing, impact of competition, governmental regulations and permitting, availability of labor, worldwide economic conditions, taxes and tax rates, indebtedness covenant compliance, dividends and distributable reserves, timing or results of acquisitions or dispositions, and timing for compliance with any new regulations are forward-looking statements. When used in this report, or in the documents incorporated by reference, the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “project,” “should,” “shall” and “will” and similar expressions are intended to be among the statements that identify forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to be correct. These forward-looking statements speak only as of the date of this Current Report on Form
8-K
and we undertake no obligation to revise or update any forward-looking statement for any reason, except as required by law. We have identified factors, including, but not limited to, whether the conditions to the effectiveness of the Settlement Agreement will be satisfied or waived, risks and uncertainties relating to the Chapter 11 Cases (including but not limited to our ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and its various constituents, the impact of Bankruptcy Court rulings in the Chapter 11 Cases, our ability to develop and implement a plan of reorganization that will be approved by the Bankruptcy Court and the ultimate outcome of the Chapter 11 Cases in general, the length of time we will operate under the Chapter 11 Cases, attendant risks associated with restrictions on our ability to pursue our business strategies, risks associated with third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on our liquidity, the potential cancellation of our ordinary shares in the Chapter 11 Cases, the potential material adverse effect of claims that are not discharged in the Chapter 11 Cases, uncertainty regarding our ability to retain key personnel and uncertainty and continuing risks associated with our ability to achieve our stated goals and continue as a going concern), the effects of public health threats, pandemics and epidemics, such as the recent and ongoing outbreak of
COVID-19,
and the adverse impact thereof on our business, financial condition and results of operations (including but not limited to our growth, operating costs, supply chain, availability of labor, logistical capabilities, customer demand for our services and industry demand generally, our liquidity, the price of our securities and trading markets with respect thereto, our ability to access capital markets, and the global economy and financial markets generally), the effects of actions by, or disputes among OPEC+ members with respect to production levels or other matters related to the price of oil, market conditions, factors affecting the level of activity in the oil and gas industry, supply and demand of drilling rigs, factors affecting the duration of contracts, the actual amount of downtime, factors that reduce applicable dayrates, operating hazards and delays, risks associated with operations outside the US, actions by regulatory authorities, credit rating agencies, customers, joint venture partners, contractors, lenders and other third parties, legislation and regulations affecting drilling operations, compliance with regulatory requirements, violations of anti-corruption laws, shipyard risk and timing, delays in mobilization of rigs, hurricanes and other weather conditions, and the future price of oil and gas, that could cause actual plans or results to differ materially from those included in any forward-looking statements. These factors include those referenced or described in Part I, Item 1A. “Risk Factors” of our Annual Report on Form
10-K
for the year ended December 31, 2019, in Part II, Item 1A. “Risk Factors” of our Quarterly Report on Form
10-Q
for the quarter ended March 31, 2020, in Part II, Item 1A. “Risk Factors” of our Quarterly Report on Form
10-Q
for the quarter ended June 30, 2020, and in our other filings with the SEC. We cannot control such risk factors and other uncertainties, and in many cases, we cannot predict the risks and uncertainties that could cause our actual results to differ materially from those indicated by the forward-looking statements. You should consider these risks and uncertainties when you are evaluating us.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

10.1**	Settlement Agreement, dated September 23, 2020, by and among the Noble Defendants and the Trust.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

**	Certain portions of the exhibit have been omitted. The Company agrees to furnish a supplemental copy with any omitted information to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: September 28, 2020

NOBLE CORPORATION plc

By:	/s/ Richard B. Barker
Name: Richard B. Barker
Title: Senior Vice President and Chief Financial Officer

NOBLE CORPORATION

By:	/s/ Richard B. Barker
Name: Richard B. Barker
Title: Director, Senior Vice President and Chief Financial Officer